UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  ------------
                                    FORM 8-K
                                  ------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


--------------------------------------------------------------------------------


      Date of report (Date of earliest event reported) - September 25, 2007

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)



          Delaware                  0-24414                  75-1638027

  (State of Incorporation)     (Commission File            (IRS Employer
                                    Number)             Identification No.)




                                 4441 Sigma Road
                               Dallas, Texas 75244

               (Address of Principal Executive Offices)(Zip Code)



       Registrant's telephone number, including Area Code - (972) 233-2903


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

The Registrant's press release, dated September 25, 2007, announcing new credit facility with Wells Fargo Bank, N.A., is attached hereto as Exhibit 99 and incorporated by reference herein.


Item 9.01  Exhibits.

               (c)     Exhibits.

                       Exhibit           Description
                       -------           -----------

                       99 Registrant's Press Release, dated September 25, 2007 announcing a new credit facility with Wells Fargo Bank, N.A.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         RF MONOLITHICS, INC.




                                         By:   /s/ David M. Kirk
                                            ------------------------------------
                                               David M. Kirk
                                               President and Chief Executive
                                               Officer



Date: September 25, 2007

                                  EXHIBIT INDEX


Exhibit                Description
-------                -----------

99                     Registrant's Press Release, dated September 25, 2007